SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                  ____________________________________________




                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2004
                                                         ---------------

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

1-15157                                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


          1900 West Field Court, Lake Forest, Illinois      60045
          -------------------------------------------------------
          (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000


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Item 9.   Regulation FD Disclosure.
-----------------------------------

On March 15, 2004, the Company issued a press release related to (i) approval of a productivity/long-term growth program, consolidating certain manufacturing facilities, and eliminating excess capacity and low value-added activities, (ii) Board authorization to increase the previously authorized share repurchase program to up to 10 million shares, and (iii) its 2004 earnings outlook. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.


Item 7.     Financial Statements and Exhibits
---------------------------------------------

(c)  Exhibits

     Exhibit No.                  Description

     99.1                         Press Release dated March 15, 2004

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2004

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr
    ----------------------------------
    James V. Faulkner, Jr.
    Vice President, General Counsel and Secretary